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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 APRIL 22, 2003

                                  EZCORP, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                               0-19424 74-2540145
           (COMMISSION FILE NUMBER) (IRS EMPLOYER IDENTIFICATION NO.)

                              1901 CAPITAL PARKWAY
                               AUSTIN, TEXAS 78746
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)

                                 (512) 314-3400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 7. EXHIBITS.

99       Press release dated April 22, 2003, issued by EZCORP, Inc.

ITEM 9. REGULATION FD DISCLOSURE

This information set forth under "Item 9. Regulation FD Disclosure" is intended to be furnished solely under "Item 12. Results Of Operations And Financial Condition" in accordance with SEC Release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

On April 22, 2003, EZCORP, Inc. issued a press release announcing its results of operations and financial condition for the three and six-month periods ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information required under this Item 12 is being provided under Item 9 of this report as provided in SEC Release No. 33-8216.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  EZCORP, INC.
                                  (Registrant)


Date: April 22, 2003                By: /s/ Daniel N. Tonissen
                                        ---------------------------------------
                                        (Signature)
                                        Senior Vice President, Chief Financial
                                        Officer, and Director


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                                  EXHIBIT INDEX

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
99       Press release dated April 22, 2003, issued by EZCORP, Inc.
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